UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2020
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Del Taco Restaurants, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36197	46-3340980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25521 Commercentre Drive
Lake Forest, CA 92630
(Address of Principal executive offices, including Zip Code)

(949) 462-9300
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TACO	NASDAQ Capital Market
Warrants, each exercisable for one share of common stock	TACOW	NASDAQ Capital Market

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 11, 2020, the Board of Directors of Del Taco Restaurants, Inc. (the “Company”) approved and adopted amended and restated bylaws of the Company (the “Amended Bylaws”). The Amended Bylaws amend Section 2.7 of Article II of the Company’s bylaws to update the requirements by which business may be brought and transacted at a meeting of the stockholders, and Section 3.2 of Article III of the Company’s bylaws to update the requirements by which a stockholder may nominate a person for election as a director of the Company.

The description above of the amendment to the Company’s bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of Section 2.7 of Article II of the Bylaws and Section 3.2 of Article III of the Bylaws, set forth in Exhibit 3.1 to this Form 8-K and incorporated in this Item by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
Exhibit 3.1	Amended and restated Bylaws of the Company

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: February 18, 2020